SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	Commission File Number
November 24, 2003	0-8707

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of Registrant as specified in its charter)

Utah	87-0327982
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

75 East 1700 South Provo, Utah 84606
(Address of principal executive offices and zip code)

(801) 342-4300
(Registrant’s telephone number)

Item 5.  Other Events

On November 24, 2003 the Registrant issued a press release announcing the appointment of Douglas Faggioli as President and Chief Executive Officer of the Registrant.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits

(c)                                  The following exhibits are being furnished herewith:

99.1                           Text of press release issued by Nature’s Sunshine Products, Inc. dated November 24, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2003	NATURE’S SUNSHINE PRODUCTS, INC.
	By:	/s/ CRAIG D. HUFF

Name: Craig D. Huff
Title: Chief Financial Officer and Secretary